As filed with the Securities and Exchange Commission on November 12, 2014

Securities Act File No. 333-197119

Investment Company Act File No. 811-22978

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

☐	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒	PRE-EFFECTIVE AMENDMENT NO. 2
☐	POST-EFFECTIVE NO. ______
AND/OR
☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒	AMENDMENT NO. 2

CORSAIR OPPORTUNITY FUND
(Exact Name of Registrant as Specified in Charter)

366 Madison Avenue, 12th Floor
New York, New York 10017
 (Address of Principal Executive Offices)

(212) 949-3000
 (Registrant's Telephone Number, including Area Code)

Thomas Hess
Corsair Capital Management, L.P.
366 Madison Avenue, 12th Floor
New York, New York 10017
 (Name and Address of Agent for Service)

Copies to:
George M. Silfen, Esq.
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
 New York, NY 10036

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box ☒

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement

It is proposed that this filing will become effective (check appropriate box):

☒ when declared effective pursuant to section 8(c)

The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

If appropriate, check the following box:

☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐ This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement or the same offering is – ______.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	AMOUNT BEING REGISTERED	PROPOSED MAXIMUM OFFERING PRICE PER SHARE[1]	PROPOSED MAXIMUM AGGREGATE OFFERING PRICE[1]	AMOUNT OF REGISTRATION FEE
Shares of Beneficial Interest	200,000,000	$10.00	$200,000,000	$23,240.00

EXPLANATORY NOTE

Part A (the “Prospectus”) of this Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-197119) is incorporated by reference to the Prospectus filed with Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-197119) on October 24, 2014.  Accordingly, this Post-Effective Amendment No. 2 consists only of a facing page, this explanatory note, and Parts B and C of the Registration Statement on Form N-2.

CORSAIR OPPORTUNITY FUND

Class A and Class I Shares

Statement of
Additional Information
Dated November 12, 2014

This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of Corsair Opportunity Fund (the "Fund"), dated November 12, 2014. To obtain a copy of the Fund's prospectus (the "Prospectus"), please write to Corsair Opportunity Fund, 366 Madison Avenue, 12th Floor, New York, NY 10017, or call (212) 949-3000. The information in this SAI is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission ("SEC") is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES, AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER AND SALE IS NOT PERMITTED.

THE FUND

Corsair Opportunity Fund (the "Fund") was organized under the laws of the State of Delaware on June 19, 2014. The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act").

This SAI relates to the Class A and Class I shares of the Fund. Currently only Class A shares are offered by the Fund. Class A shares impose a front-end sales charge.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

Fundamental Policies

The Fund has adopted the following six fundamental investment policies, which cannot be changed without the vote of a majority of the Fund's outstanding voting securities (as defined by the Investment Company Act of 1940 (the "1940 Act")):

(1)           The Fund will not invest 25% or more of the value of its total assets in the securities of issuers engaged in any single industry or group of related industries, provided that this restriction does not limit the Fund's investments in U.S. Government Securities (as defined herein).1

(2)           The Fund will not issue "senior securities" (as defined by the 1940 Act) or borrow money except to the extent permitted by the 1940 Act or as otherwise permitted by the Securities and Exchange Commission ("SEC") or its staff and as is consistent with the Fund's investment policies.

(3)           The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in connection with the disposition of its portfolio securities.

(4)           The Fund will not make loans of money or securities to other persons, except through purchasing debt securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

(5)           The Fund will not purchase or sell commodities, except that the Fund may purchase and sell foreign currency, as well as options on foreign currency, indices and financial futures contracts, and may enter into currency swaps and forward contracts, including those related to indices, in connection with its investments in foreign securities, in accordance with such investment policies as the Board may adopt and subject to applicable regulatory limitations.

(6)           The Fund will not purchase, hold or deal in real estate, but may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate or real estate investment trusts.

The investment objective of the Fund is also fundamental and may not be changed without a vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act).

___________________________

[1]	In determining whether the Fund has invested in accordance with this investment restriction, the Fund’s investment adviser currently uses the Bloomberg Industry Classification System (BICS) produced by Bloomberg L.P.

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called, (i) of 67 percent or more of the voting securities present at the meeting, if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than 50 percent of the outstanding voting securities of the Fund, whichever is less.

With respect to the investment restriction set forth in (1) above, and other policies described herein and in the Prospectus, except the incurrence of leverage or the issuance or deemed issuance of a senior security, if a percentage restriction is adhered to at the time of entering into the investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of the restriction or policy. In addition to the restrictions contained in the fundamental investment policies stated above, the Fund is subject to certain restrictions imposed by the 1940 Act on registered investment companies, including restrictions with respect to its investment in the securities of other investment companies, insurance companies and companies engaged in certain securities related businesses.

Special Investment Instruments and Techniques

The Fund may from time to time utilize a variety of special investment instruments and techniques (as described below) to hedge its investment portfolio against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue its investment objective. The instruments the Fund may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Fund may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions to pursue the Fund's investment objective. There is no requirement that the Fund hedge its portfolio or any of its investment positions.

Call and Put Options on Securities Indices. The Fund may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options for hedging purposes will depend upon the extent to which price movements in the Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, the Fund's ability to realize a gain from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, the level of stock prices in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the ability of the Fund's investment adviser, Corsair Capital Management, L.P. (the "Adviser"), to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the prices of individual stocks.

Other Derivatives. In addition to options on securities indices (described above), the Fund may invest in a variety of other derivative instruments to seek maximum capital appreciation or for hedging purposes. The Adviser reserves the right to utilize derivative instruments as it deems appropriate and as new instruments are developed or regulatory changes occur. Currently, however, the Fund does not anticipate using over-the-counter derivatives. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. For example:

•	the underlying investment or security might not perform in the manner that the Adviser expects it to perform, which could make an effort to hedge using derivatives unsuccessful;

•	the company issuing the derivative instrument may be unable to pay the amount due on the maturity of the instrument;

•	certain derivative investments held by the Fund may trade only in over-the-counter markets or not at all, and can be illiquid; and

•	derivatives may change rapidly in value because of their inherent leverage.

All of this can mean that the Fund's net asset value may change more often and to a greater degree than it otherwise would. The Fund has no obligation to enter into any hedging transactions.

Repurchase Agreements. The Fund is expected to invest no more than 5% of its assets in repurchase agreements involving the types of securities eligible for purchase by the Fund.

Repurchase agreements, which may be viewed as a type of secured lending by the Fund, are agreements under which the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks.

Under the Fund’s procedures, the Adviser must effect repurchase transactions only with large, well-capitalized U.S. financial institutions approved by it as creditworthy based upon periodic review. In addition, the value of the collateral underlying the repurchase agreement, which will be held by the Fund's custodian on behalf of the Fund, will always be at least equal to the repurchase price, including any accrued interest on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with the simultaneous agreement to repurchase the securities at an agreed-upon price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase transactions are a form of leverage that may increase the volatility of the Fund's investment portfolio. The Fund is expected to invest no more than 5% of its assets in reverse repurchase agreements. As with repurchase agreements, the Adviser will only effect reverse repurchase transactions with large, well-capitalized U.S. financial institutions approved by it as creditworthy based upon periodic review.

When-Issued and Forward Commitment Securities. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions will be subject to the Fund's limitation on indebtedness unless, at the time the Fund enters into such a transaction, a segregated account consisting of cash, debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities") or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In these cases, the Fund may incur a loss.

Restricted and Illiquid Investments

Although the Fund invests primarily in publicly-traded securities, it may invest a portion of the value of its total assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act, which is designed to further facilitate efficient trading among qualified institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A, and an institutional market develops for those securities, the Fund likely will be able to dispose of those securities without registering them under the 1933 Act. If qualified institutional buyers become uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity. The Fund may adopt procedures under which certain Rule 144A securities will not be deemed to be illiquid, if certain criteria are satisfied with respect to those securities and the market therefor. Securities that are considered to be illiquid are not expected to exceed 15% of the Fund's net assets (as determined at the time of investment). Foreign securities that can be freely sold in the markets in which they are principally traded are not considered by the Fund to be restricted or illiquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States. Repurchase agreements with maturities of more than seven days will be treated as illiquid.

When registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell a security and the time the Fund may be permitted to sell that security under an effective registration statement. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value, as determined in accordance with procedures approved and periodically reviewed by the Fund's board of trustees (the "Board," and the members of the Board, the "Trustees").

Investments in restricted securities and other illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities. As a result, in determining the proportion of the value of its total assets that will be invested in restricted and other illiquid investments, the Fund will consider the need to maintain an adequate level of liquidity in its portfolio in order to fund the repurchase of shares from shareholders without unnecessarily adversely impacting the value of the Fund's portfolio.

Investments in Distressed Companies and Restructurings

Though not currently anticipated by the Adviser, the Fund may invest in securities and private claims and obligations of domestic and foreign entities which are experiencing significant financial or business difficulties, such as non-performing and sub-performing loans, loan participations, claims held by trade or other creditors, partnership interests and similar financial instruments, most of which are not publicly traded and which may involve a substantial degree of risk. If the Fund makes such an investment, it may lose a substantial portion or all of its investment in a troubled loan or equity interest or may be required to accept cash or securities with a value less than their share of the investment. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult for the Adviser to obtain information as to the true condition of such entities.

Lending Portfolio Securities

Though not currently anticipated by the Adviser, the Fund may lend its securities to domestic and foreign brokers, dealers and financial institutions. These loans will be secured by collateral (consisting of cash, U.S. Government Securities or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to payments equal to the interest and dividends on the loaned security and may receive a premium for lending the securities. Lending portfolio securities may result in income to the Fund, but there may be delays in the recovery of the loaned securities or a loss of rights in the collateral supplied should the borrower fail financially. Securities lending involves a form of leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value.

INVESTMENT ADVISORY AND OTHER SERVICES

Subject to the supervision and control of the Board, the Adviser serves as the Fund's investment adviser, pursuant to an investment advisory agreement (the "Advisory Agreement"). The Advisory Agreement was approved by the Board (including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Trustees")), at a meeting held in person on November 12, 2014, and approved on that date by the then sole shareholder of the Fund.

The Adviser is responsible for: (i) developing and implementing the Fund's investment program, (ii) managing the Fund's investment portfolio and making all decisions regarding the purchase and sale of investments for the Fund, and (iii) providing various management and administrative services to the Fund. The Advisory Agreement provides that, in consideration for providing certain management services (provided by the Adviser or an affiliate) and administrative services (provided by the Adviser or an affiliate), the Adviser will be entitled to receive the management fee and incentive fee, as set forth under "Fees and Expenses" in the Prospectus and as described below. The management fee and incentive fee arrangements between the Fund and the Adviser were also approved in person by the Board (including a majority of the Independent Trustees), and approved on that date by the then sole shareholder of the Fund, on November 12, 2014.

Those certain management and administrative services provided by the Adviser (or an affiliate) include assisting the Fund in selecting, and monitoring the quality of services provided by, the Fund's administrator, custodian, transfer agent, and other organizations that provide services to the Fund. In addition, the Adviser (or an affiliate) provides office space, facilities, equipment and other support services and personnel as necessary to operate the Fund. The Adviser is also responsible for providing additional management and administrative services as may reasonably be required in connection with the business affairs and operations of the Fund beyond those furnished by the Fund's administrator.

The Advisory Agreement provides for indemnification by the Fund of the Adviser and its affiliates from any and all costs, losses, claims, damages or liabilities, joint or several, including reasonable attorneys' fees and disbursements incurred by them resulting in any way from their performance or non-performance of their duties with respect to the Fund. Indemnification is only available to the extent the cost, loss, claim, damage or liability did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties, or the reckless disregard of their obligations and duties, under the Advisory Agreement.

The Advisory Agreement provides that it will continue in effect for two years and that, after the initial period of effectiveness, will continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Board who are not parties to the agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such continuance, and either: (i) the vote of a majority of the outstanding shares of the Fund; or (ii) the vote of a majority of the full Board. The Advisory Agreement also provides that it may be terminated at any time, without the payment of any penalty, either by: (i) the Fund, by action of the Board or by vote of a majority of the outstanding shares of the Fund, on 60 days' written notice; or (ii) the Adviser on 60 days' written notice to the Fund. The Advisory Agreement will terminate immediately in the event of its "assignment" (as defined in the 1940 Act). A discussion regarding the basis for the Board's approval of the Advisory Agreement and the factors the Board considered is available in the Fund's first semi-annual report to shareholders.

In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Fund pays the Adviser a monthly management fee computed at the annual rate of 1.50% of the Fund's average daily net assets (the "Management Fee"), which is due and payable in arrears within five business days after the end of each month. This fee is accrued daily as an expense to be paid out of the Fund's assets and will have the effect of reducing the net asset value of the Fund.

The Fund also pays the Adviser a performance-based incentive fee (the "Incentive Fee") promptly after the end of each fiscal year of the Fund. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund's net profits for all Fiscal Periods (as defined below) ending within or coterminous with the close of such fiscal year exceed the balance of the loss carryforward account (as described below), without duplication for any Incentive Fees paid during such fiscal year. The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Fund, as described below. For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period, increased by the dollar amount of shares of the Fund repurchased during the Fiscal Period (excluding shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and by the amount of dividends and other distributions paid to shareholders during the Fiscal Period and not reinvested in additional shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, increased by the dollar amount of shares of the Fund issued during the Fiscal Period (excluding any shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund). Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund. "Fiscal Period" means each twelve-month period ending on the Fund's fiscal year-end (or such other period ending on the Fund’s fiscal year-end in the event the Fund’s fiscal year is changed), provided that whenever the Fund conducts a share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period. Upon termination of the Advisory Agreement, the Fund will pay the Incentive Fee to the Adviser as if the date of effectiveness of such termination is the end of the Fund's fiscal year.

In the event that an Incentive Fee is payable with respect to a Fiscal Period that is not the Fund's fiscal year-end due to the Fund's share repurchases, the Incentive Fee will be determined as if the end of such Fiscal Period were the end of the Fund's fiscal year, and only that portion of the Incentive Fee that is proportional to the Fund's assets paid in respect of such share repurchases (not taking into account any proceeds from any contemporaneous issuance of shares of the Fund, by reinvestment of dividends and other distributions or otherwise) will be paid to the Adviser for such Fiscal Period. Since the Fund may conduct repurchase offers every month, Fiscal Periods could be triggered (and, therefore, a portion of the Incentive Fee, if any, would be payable to the Adviser) up to twelve times each fiscal year.

The Incentive Fee is calculated and accrued daily as an expense of the Fund (as if each day is the end of the Fund's fiscal year). The Adviser will be under no obligation to repay any Incentive Fee or portion thereof previously paid to it by the Fund. Thus, the payment of an Incentive Fee for a Fiscal Period will not be reversed by the subsequent decline in assets of the Fund in any subsequent Fiscal Period.

The Incentive Fee will be payable for a Fiscal Period only if there is no positive balance in the Fund's loss carryforward account. The loss carryforward account is an account that will have an initial balance of zero upon commencement of the Fund's operations and, thereafter, will be credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited with the amount of any net profits of the Fund for that Fiscal Period, as applicable (provided, however, that the debiting of net profits may only reduce a positive balance in the loss carryforward account and may not reduce the balance of the loss carryforward account below zero). This is sometimes known as a "high water mark." The balance of the loss carryforward account, if any, will be subject to a proportionate reduction as of the day following: (i) the payment by the Fund of any dividend or other distribution to shareholders (unless the full amount thereof is reinvested in shares of the Fund); and (ii) any repurchase by the Fund of its shares.

MANAGEMENT OF THE FUND

The Board has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund's investment program. It exercises similar powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Board also oversees the Fund's risk management processes, primarily through the functions (described below) performed by the Audit Committee. The Trustees will not contribute to the capital of the Fund in their capacity as Trustees, but may subscribe for shares, subject to the eligibility requirements described in the Prospectus.

The identity of the Trustees, and brief biographical information regarding each Trustee, is set forth below.

Independent Trustees
Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Trusteeships/Directorships Held by Trustee
Gil Sadka, 38	Trustee	Indefinite/Since Inception	Associate Professor, Columbia University	None (2)	None
Kenneth Rochlin, 46	Trustee	Indefinite/Since Inception	Administrator, Ramaz School	None (2)	None

The address of each Independent Trustee is 366 Madison Avenue, 12th Floor, New York, NY 10017.

(1) "Fund Complex" means any two or more registered investment companies that: (i) share the same investment adviser or principal underwriter; and (ii) hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the Fund is not part of any "Fund Complex."

(2) Other than the Fund.

Interested Trustees (1)
Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships Held by Trustee
Thomas Hess, 41	Trustee, Chief Financial Officer and Chief Compliance Officer	Indefinite/Since Inception	Chief Operating Officer and Chief Compliance Officer, Corsair Capital Management, L.P.	None (2)	None

(1) "Interested person" of the Fund or the Adviser, as defined by the 1940 Act. Mr. Hess is an interested person of the Fund due to his position as an officer of the Fund and the Adviser.

(2) Other than the Fund.

Each of the Trustees was elected to the Board by the sole shareholder of the Fund (the Adviser).

The Trustees serve on the Board for terms of indefinite duration. Except as required by the 1940 Act, Trustees need not be elected by shareholders. Each Trustee shall serve during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor. Any Trustee may resign at any time by written instrument signed by him/her and delivered to any officer of the Trust or to a meeting of the Trustees. The Board, by action of a majority of the then remaining Trustees at a duly constituted meeting, may fill vacancies in the Board or remove Trustees with or without cause; except that a vacancy shall be filled only by a person elected by shareholders if required by the 1940 Act. Any Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of a shareholder or shareholders owning shares representing 10% or more of all votes entitled to be cast by outstanding shares.

The following table sets forth certain information regarding the compensation expected to be received by the Independent Trustees from the Fund for their first full fiscal year of service and the aggregate compensation paid to the Independent Trustees for the fiscal year ended [ __ ]. No compensation is paid by the Fund to Trustees who are "interested persons" (as defined by the 1940 Act) of the Fund or the Adviser.

Compensation Table

Name of Trustee	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and the Fund Complex
Gil Sadka	$10,000	0	0	$10,000
Kenneth Rochlin	$10,000	0	0	$10,000

Currently, the Independent Trustees are each paid an annual retainer of $10,000 by the Fund, and are reimbursed by the Fund for their reasonable out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Fund.

Board Committees

The only standing committees of the Board are the Audit Committee and the Nominating Committee. The Audit Committee is comprised of the Independent Trustees. The Audit Committee has, as its primary purpose, oversight responsibility with respect to: (i) the adequacy of the Fund's accounting and financial reporting processes, policies and practices; (ii) the integrity of the Fund's financial statements and the independent audit thereof; (iii) the adequacy of the Fund's overall system of internal controls and, as appropriate, the internal controls of certain service providers; (iv) the Fund's compliance with certain legal and regulatory requirements; (v) determining the qualification and independence of the Fund's independent auditors; and (vi) the Fund's internal audit function. To the extent there are Trustees who are not members of the Audit Committee, the Audit Committee members shall report its activities to the full Board on a regular basis and make such recommendations as the Audit Committee may deem necessary or appropriate. As the Fund is newly organized, no meetings of the Audit Committee have been held as of the date of this SAI.

The Nominating Committee is comprised of the Independent Trustees to which the discretion to select and nominate candidates to serve as Independent Trustees has been committed. While the Nominating Committee is responsible for the selection and nomination of the Fund's Independent Trustees, the Nominating Committee may consider nominations for the office of Independent Trustee made by shareholders in the Fund or by Fund management as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations (that include biographical information and set forth the qualifications of the proposed nominee) to [ __ ], 366 Madison Avenue, 12th Floor, New York, NY 10017; Attention: Corsair Opportunity Fund. As the Fund is newly organized, no meetings of the Nominating Committee have been held as of the date of this SAI.

Equity Securities Owned by Trustees

As of November 12, 2014, none of the Trustees own shares of the Fund. As of November 12, 2014, the Independent Trustees, and their immediate family members, did not beneficially own or own of record securities in the Adviser, or any persons (other than registered investment companies) directly or indirectly controlling, controlled by or under common control with the Adviser.

Fund Officers

In accordance with the Fund's agreement and declaration of trust, the Board has selected the following persons to serve as officers of the Fund:

Officers
Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen
Thomas Hess, 41	Trustee, Chief Financial Officer and Chief Compliance Officer	Indefinite/Since Inception	Chief Operating Officer and Chief Compliance Officer, Corsair Capital Management, L.P.	None (1)
Jay Petschek, 56	President and Principal Executive Officer	Indefinite/Since Inception	Managing Member of the General Partner, Corsair Capital Management

The address of each Officer is 366 Madison Avenue, 12th Floor, New York, NY 10017.

(1) Other than the Fund.

PORTFOLIO MANAGERS

The following table provides information regarding accounts managed by the Fund's portfolio managers, Messrs. Steven Major and Jay Petschek (each, a "Portfolio Manager"), as of the date of this SAI:

Registered Investment Companies Managed by each of the Portfolio Managers
Number Total	Total Assets	Number with Performance Based Fees	Total Assets with Performance-Based Fees
[ __ ]	[ __ ]	[ __ ]	[ __ ]
Pooled Investment Vehicles Managed by each of the Portfolio Managers
Number Total	Total Assets	Number with Performance Based Fees	Total Assets with Performance-Based Fees
[ __ ]	[ __ ]	[ __ ]	[ __ ]
Other Accounts Managed by each of the Portfolio Managers
Number Total	Total Assets	Number with Performance Based Fees	Total Assets with Performance-Based Fees
[ __ ]	[ __ ]	[ __ ]	[ __ ]

Portfolio Manager Compensation

Messrs. Major and Petschek’s compensation consists of periodic draws and the income from the profits of the Adviser. The level of the Adviser’s profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Fund and other advisory clients.

Securities Ownership of Portfolio Managers

As of [ __ ], the Portfolio Managers did not own directly any shares of the Fund.

TAX ASPECTS

The following is a general summary of the material anticipated U.S. federal income tax consequences of the purchase, ownership and disposition of shares of the Fund. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Fund as capital assets for federal income tax purposes. This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the shares. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. The discussions set forth here and in the Prospectus do not constitute tax advice. Shareholders must consult their own tax advisers as to the federal income tax consequences of the purchase, ownership and disposition of shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

Federal Income Taxation of the Fund

The Fund intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements relating to, among other things, the sources of its income (the "Gross Income Requirement") and diversification of its assets (the "Diversification Requirement"). If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

To avoid a nondeductible 4% federal excise tax, the Fund will be required to distribute by December 31 of each year at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income (which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years on which the Fund paid no U.S. federal income tax. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

The Diversification Requirement requires the Fund to diversify its holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of the Fund's total assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities representing, in respect of any one issuer, no more than 5% of the value of the Fund's assets and no more than 10% of the outstanding voting securities of such issuer; and

•	no more than 25% of the value of the total assets of the Fund is invested in (i) the securities of any one issuer, other than U.S. government securities or securities of other RICs, (ii) the securities of any two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or (iii) securities of qualified publicly traded partnerships.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund may be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders at the rates then applicable to dividend income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

As an alternative, there is a remedy for a failure of the Diversification Requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. There is also a de minimis exception to a potential failure of the Diversification Requirement that would require corrective action but no tax payment. In addition, a failure of the Gross Income Requirement can be remedied, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

There is a possibility that the Fund may from time to time be considered under the Code to be a nonpublicly offered regulated investment company. Under Temporary Regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, may not be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). Such a shareholder's pro rata portion of the affected expenses will be treated as an additional dividend to the shareholder and will be deductible by such shareholder, subject to the 2% "floor" on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A "nonpublicly offered regulated investment company" is a RIC whose shares are neither (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market nor (iii) held by at least 500 persons at all times during the taxable year.

Nature of the Fund's Investments

Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. An investment by the Fund in a "passive foreign investment company" may result in additional taxes as well as potentially causing the Fund to recognize income in advance of receiving cash payments.

Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Certain foreign currency gains and losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income (or loss) may increase (or decrease) the Fund's income available for distribution.

Distributions to Shareholders

Distributions of the Fund's investment company taxable income are, except as described below, taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's current and accumulated earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute long-term or short-term capital gains to such holder, depending on the holder's holding period in the shares.

The federal income tax rates generally are reduced to 20% (lower rates apply for individuals in lower tax brackets) on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. Fund shareholders, as well as the Fund itself, must satisfy certain holding period and other requirements in order for the reduced rates to apply. Because the Fund intends to invest primarily in equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends, if any, will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. Distributions are taxable, as described above, whether received in cash or reinvested in the Fund. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Sale of Shares

A shareholder will recognize a gain or loss on the sale of shares (other than a repurchase as described below) equal to the difference between the shareholder’s adjusted tax basis (which will include any sales load paid by such shareholder to a Selling Agent) in the shares sold and the amount received. Generally, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets and generally will be treated as a long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the Fund's automatic reinvestment plan. In such a case, the tax basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale or exchange of Fund shares held by a shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares and the amount of any undistributed capital gain of the Fund required to be included in the income of the shareholder with respect to such shares.

Tax on Net Investment Income

Individuals, estates and trusts are subject to a Medicare tax of 3.8% on "net investment income" (or undistributed "net investment income", in the case of estates and trusts) for a taxable year, with such tax applying to the lesser of such income or the excess of such person's adjusted gross income (with certain adjustments) over a specified amount.2 Net investment income includes net income from interest, dividends, annuities, royalties and rents and net gain attributable to the disposition of investment property. It is anticipated that net income and gain attributable to an investment in the Fund will be included in a shareholder’s "net investment income" subject to this Medicare tax.

Repurchase of Shares

The repurchase of shares by the Fund generally will be a taxable transaction for federal income tax purposes, either as a sale or exchange or, under certain circumstances, as a dividend. A repurchase of shares generally will be treated as a sale or exchange, with the results described above under “Sale of Shares,” if the receipt of cash by the shareholder results in a "complete redemption" of the shareholder's interest in the Fund or is "substantially disproportionate" or "not essentially equivalent to a dividend" with respect to the shareholder. In determining whether any of these tests have been met, shares actually owned and shares considered to be owned by the shareholder by reason of certain constructive ownership rules generally must be taken into account. If any of the tests for sale or exchange treatment is met, a shareholder will generally recognize gain or loss on a repurchase equal to the difference between the amount of cash received by the shareholder and the adjusted tax basis of the shares repurchased. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. (See the discussion above under “Sale of Shares.”)

If none of the tests for sale or exchange treatment is met, the amount received by a shareholder on a repurchase of shares will be taxable to the shareholder as a dividend to the extent of such shareholder's allocable share of the Fund's current and accumulated earnings and profits. The excess of such amount received over the portion that is taxable as a dividend would constitute a non-taxable return of capital (to the extent of the shareholder's adjusted tax basis in the shares repurchased), and any amount in excess of the shareholder's adjusted tax basis would constitute taxable gain. Any remaining tax basis in the shares repurchased by the Fund will be transferred to any remaining shares held by such shareholder. In addition, if the Fund were treated as a nonpublicly offered regulated investment company, then if a repurchase of shares is treated as a dividend to a tendering shareholder, a constructive dividend may result to a non-tendering shareholder whose proportionate interest in the earnings and assets of the Fund has been increased by such repurchase.

Backup Withholding

The Fund may be required to withhold federal income tax at the rate of 28% on all taxable distributions payable to non-corporate shareholders. This tax may be withheld from dividends if (i) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (ii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS on a timely basis.

___________________________

[2]	The amount is $250,000 for married individuals filing jointly, $125,000 for married individuals filing separately, $200,000 for other individuals and the dollar amount at which the highest income tax bracket for estates and trusts begins.

Information Reporting

The Fund must report annually to the IRS and to each shareholder the amount of dividends, capital gain dividends and gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts.

The Fund must report to the IRS and furnish to shareholders basis information for repurchased shares. In addition to reporting the gross proceeds from the repurchase of shares, the Fund will also be required to report the basis information for such shares and indicate whether they had a short-term or long-term holding period. The Fund will permit shareholders to elect from among several acceptable basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default basis method. Shareholders should consult with their tax advisers to determine the best basis method for their tax situation and to obtain more information about how the basis reporting requirements apply to them.

Tax Shelter Reporting

If a shareholder recognizes a loss with respect to shares of $2 million or more for a non-corporate shareholder or $10 million or more for a corporate shareholder in any single taxable year (or in excess of certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the Fund to the Adviser as part of the Adviser's management of the Fund pursuant to the Advisory Agreement. The Adviser has adopted proxy voting policies and procedures to ensure that it votes proxies in a manner that serves the best interests of its clients, including the Fund. The following is a summary of the Adviser's proxy voting policies and procedures.

The Adviser’s Portfolio Managers (either singly or jointly) will generally be responsible for determining how to vote all proxy statements the Adviser receives with respect to securities held by its clients (which includes the Fund). The Adviser currently retains a third party, Institutional Shareholder Services, Inc. (“ISS”), to assist the Adviser in voting proxies.

Proxies received by the Adviser with respect to securities held in its clients’ accounts will generally be voted by ISS. ISS may also abstain from voting such proxies. However, the Portfolio Managers may elect to vote such proxies and/or override ISS, and in such case, they will vote the proxies in the manner that the Portfolio Managers determine is in the best interests of each client account for which it is voting. In addition, the Portfolio Managers may determine to abstain from voting a proxy if they believe that such action is in the best interests of the applicable client.

The Portfolio Managers may take into account the following factors, among others, in determining if a specific proposal is in, or not opposed to, the best interests of the applicable clients: (a) management of the issuer’s views and recommendations on such proposal; (b) whether the proposal may have the effect of entrenching existing management and/or making management less responsive to shareholders’ concerns (e.g., instituting or removing a poison pill, classified board of directors and/or other anti-takeover measure); and (c) whether the Portfolio Managers believe that the proposal will fairly compensate management for its and/or the issuer’s performance.

Due to the size and nature of the Adviser's operations and the Adviser's limited affiliations in the securities industry, the Adviser does not expect that material conflicts of interest will arise between the Adviser and a client account over proxy voting. If the Adviser’s chief compliance officer (the “Chief Compliance Officer”) believes that a material conflict exists between the Adviser and any of its clients for which it is voting, the Adviser shall rely exclusively on ISS to vote such proxies (and the Portfolio Managers will not vote such proxies or override ISS’s vote).

Special considerations may apply in cases of conflicts of interest involving those funds that are deemed to constitute “plan assets” under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Chief Compliance Officer will confer with appropriate ERISA counsel in such cases.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be reported on Form N-PX and be made available no later than August 31 of each year. Such information can be obtained (i) without charge, upon request, by calling the Fund (collect) at (212) 949-3000 and (ii) at the SEC's website at http://www.sec.gov.

GENERAL INFORMATION

Independent Registered Public Accounting Firm

EisnerAmper LLP (“EisnerAmper”) will act as independent registered public account for the Fund and in such capacity will audit the Fund’s annual financial statements. The principal business address of EisnerAmper is 750 Third Avenue, New York, NY, 10017.

FINANCIAL STATEMENTS

Appendix A to this SAI provides financial information regarding the Fund. The Fund's financial statements have been audited by EisnerAmper.

APPENDIX A

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees
Corsair Opportunity Fund

We have audited the accompanying statement of assets and liabilities of Corsair Opportunity Fund (the "Fund") as of October 21, 2014, and the related statement of operations for the period from June 19, 2014 (inception) through October 21, 2014. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Corsair Opportunity Fund as of October 21, 2014, and the results of its operations for the period from June 19, 2014 (inception) through October 21, 2014 in conformity with accounting principles generally accepted in the United States of America.

/s/ EisnerAmper LLP
New York, New York
November 12, 2014

APPENDIX A

CORSAIR OPPORTUNITY FUND
Statement of Assets and Liabilities
October 21, 2014

Assets
Cash	$100,000
Deferred Offering Costs	$160,000

Total Assets	$260,000

Liabilities
Payable to Adviser	$160,000

Total Liabilities	$160,000

Net Assets	$100,000

Net Asset Value per share (10,000 Shares Outstanding)	$10.00

See accompanying notes which are an integral part of these financial statements

APPENDIX A

CORSAIR OPPORTUNITY FUND
Statement of Operations
For the period from June 19, 2014 (inception) through October 21, 2014

Expenses
Organizational Expense (Note 2)	$125,000

Total Expenses before Reimbursement by Adviser	$125,000
Less: Reimbursement by Adviser (Note 2)	$(125,000)

Net Expenses	$-

Net Increase/(Decrease) Resulting from Operations	$-

See accompanying notes which are an integral part of these financial statements

APPENDIX A

CORSAIR OPPORTUNITY FUND
Notes to Financial Statements
For the period from June 19, 2014 (inception) through October 21, 2014

1. Organization

Corsair Opportunity Fund (the “Fund”) was organized as a Delaware statutory trust on June 19, 2014 and is registered with the Securities and Exchange Commission (the “SEC”) as a closed-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is managed by Corsair Capital Management, L.P. (the "Adviser"), a Delaware limited partnership that is registered under the Investment Advisers Act of 1940, as amended. The offering of the Fund's shares of beneficial interest in the Fund (the "Shares") is registered under the Securities Act of 1933, as amended (the "Securities Act"). Shares are expected to be offered at the offering price plus the sales load during an initial offering period as determined by the Adviser, and are expected to be offered on a continuous basis monthly thereafter at the Net Asset Value per share plus the sales load. The Fund will make a repurchase offer, every month. For any monthly repurchase offer, the Fund may offer to repurchase 10% of its outstanding shares, unless the Fund’s Board of Trustees (the “Board”) has approved a higher or lower amount for a particular repurchase offer. The Fund has been inactive except for matters relating to the Fund's establishment, designation, registration of the Fund's Shares under the Securities Act and the sale of 10,000 Shares ("Initial Shares") for $100,000 to the Adviser, on October 17, 2014. The proceeds of such Initial Shares in the Fund are held in cash.

The Fund's investment objective is to achieve capital appreciation. The Fund pursues this objective by investing its assets primarily in long and short positions in equity securities of U.S. and Canadian companies.

2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement, as well as reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from these estimates.

Indemnifications – In the normal course of business, the Fund has entered into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Federal Income Taxes - The Fund intends to elect and to qualify each year to be treated as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. In order to so qualify, the Fund must meet certain requirements with respect to the sources of its income, the diversification of its assets and the distribution of its income. If the Fund qualifies as a regulated investment company, it will not be subject to federal income or excise tax on income it distributes in a timely manner to its shareholders in the form of investment company taxable income or net capital gain distributions.

APPENDIX A

CORSAIR OPPORTUNITY FUND
Notes to Financial Statements
For the period from June 19, 2014 (inception) through October 21, 2014 (continued)

Deferred Offering Cost and Expenses - Organizational expenses of $125,000 which have been incurred for the period from June 19, 2014 (inception) to October 21, 2014, have been presented as an expense and reimbursement by Adviser in the accompanying Statement of Operations. Pursuant to the “Expense Limitation Agreement” entered into between the Fund and the Adviser (see Note 3), the Adviser is entitled to recoup certain expenses associated with the organization of the Trust for a period of up to three years from the end of the fiscal year in which they were incurred. Offering costs, estimated to be approximately $160,000 have been deferred and will be amortized to expense over twelve months on a straight-line basis after operations begin and subject to the Expense Limitation Agreement.

3. Investment Advisory Agreement

The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Investment Adviser. Under the Advisory Agreement, the Adviser is responsible for: (i) developing and implementing the Fund's investment program, (ii) managing the Fund's investment portfolio and making all decisions regarding the purchase and sale of investments for the Fund, and (iii) providing various management and administrative services to the Fund. In consideration of services provided by the Adviser, the Fund pays the Adviser a monthly management fee computed at the annual rate of 1.50% of the Fund's average daily net assets (the “Management Fee”). The Fund also pays the Adviser a performance-based incentive fee (the “Incentive Fee”) promptly after the end of each fiscal year of the Fund. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund's net profits for all Fiscal Periods ending within or coterminous with the close of such fiscal year exceed the balance of the loss carryforward account, without duplication for any Incentive Fees paid during such fiscal year. The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Fund.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, but excluding distribution and shareholder servicing fees, expenses on securities sold short, interest, brokerage commissions and extraordinary expenses of the Fund), to the extent necessary to limit the ordinary operating expenses of the Fund extent that they exceed 2.25% of the average daily net assets of the Fund’s shares (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund’s ordinary operating expenses to exceed the Expense Limitation in effect at the time the expense was paid or absorbed.

PART C - OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

25(1)	Financial Statements:
The financial statements of the Registrant are included as Appendix A in Part B of the Registrant's Registration Statement.
25(2)	Exhibits
	(a)(1)	Certificate of Trust, dated June 19, 2014.(1)
	(a)(2)	Agreement and Declaration of Trust.(1)
	(b)	By-laws of Registrant.*
	(c)	Not Applicable.
	(d)	Incorporated by reference to Exhibits (a)(2) and (b) above.
	(e)	Included in Registrant's Prospectus.
	(f)	Not Applicable.
	(g)	Form of Investment Advisory Agreement between the Registrant and Corsair Capital Management, L.P. (the "Adviser").*
	(h)(1)	Form of Distribution Agreement between the Registrant and Foreside Fund Services, LLC ("Foreside" or the "Distributor").*
	(h)(2)	Form of Dealer Agreement between the Distributor and the dealers to become parties thereto.*
	(h)(3)	Form of Distribution Plan.*
	(i)	Not Applicable.
	(j)(1)	Custody Agreement between the Registrant and UMB Bank, N.A. (the “Custodian”).*
	(j)(2)	Rule 17f-5 Delegation Agreement between the Registrant and the Custodian.*
	(j)(3)	Form of Special Custody Account Agreement by and among the Registrant, Goldman Sachs Execution & Clearing, L.P., the Adviser and the Custodian.*
	(k)(1)	Administration and Fund Accounting Agreement between the Registrant and UMB Fund Services, Inc. (the “Administrator").*
	(k)(2)	Power of Attorney.**
	(k)(3)	Escrow Agreement by and among the Registrant, the Administrator, and the Custodian.*
	(k)(4)	Form of Expense Limitation and Reimbursement Agreement between the Registrant and the Adviser.*

(k)(5)	Transfer Agency Agreement between the Registrant and the Administrator.*
(l)(1)	Opinion and Consent of Kramer Levin Naftalis & Frankel LLP.*
(l)(2)	Opinion and Consent of Richards, Layton and Finger, P.A.*
(m)	Not Applicable.
(n)	Consent of EisnerAmper LLP, the independent registered public accountant of the Registrant.*
(o)	Not Applicable.
(p)	Agreement Regarding Provision of Initial Capital.*
(q)	Not Applicable.
(r)(1)	Code of Ethics of the Registrant.*
(r)(2)	Code of Ethics of the Adviser.*
(1) Previously filed as an Exhibit to the Registrant's Registration Statement on Form N-2 (File No. 333-197119), filed June 30, 2014.

* Filed herewith.
**To be filed by amendment.

Item 26.	Marketing Arrangements

Not applicable.

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expense, payable by the Registrant in connection with the issuance and distribution of the securities covered by this registration statement.

All Figures are estimates
Registration Fees	$23,240
Blue sky fees and expenses	$32,966
Accounting fees and expenses	$13,500
Legal fees and expenses	$260,000
Printing and engraving	$20,000
Total	$349,706

Item 28.	Persons Controlled By or Under Common Control

Not Applicable.

Item 29.	Number of Holders of Securities**

The following table sets forth the approximate number of record holders of the Registrant's shares as of November 12, 2014:

Title of Class	Number of Record Holders
Shares	1

Item 30.	Indemnification

               Reference  is made  to  Article VII, Section  2 of the  Registrant's  Agreement  and Declaration of Trust ("Declaration of Trust"), previously filed as an Exhibit to the Registrant's Registration Statement on Form N-2 (File No. 333-197119), filed June 30,  2014,  and  Section  13(a)  of the  Registrant's  Investment  Advisory Agreement (the  "Advisory  Agreement"), to be filed as Exhibit (g) hereto.  The Registrant hereby undertakes that it will apply the  indemnification  provisions of the Declaration of Trust and Advisory  Agreement in a manner  consistent with Release 40-11330 of the Securities and Exchange  Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), so long as the  interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

               The Registrant  will maintain  insurance on behalf of any person who is an independent trustee,  officer,  employee,  or agent of the Registrant against certain  liability  asserted  against and incurred by, or arising out of, his or her position.  However,  in no event will the Registrant pay that portion of the premium,  if any, for  insurance  to  indemnify  any such person for any act for which the Registrant itself is not permitted to indemnify.

Item 31.	Business and Other Connections of Investment Adviser

Corsair Capital Management, L.P. manages investment funds and accounts that have investment programs that are substantially similar to the investment program of the Fund.

See the Section of the Registrant's Prospectus titled "Management of the Fund" for a description of the other business, vocation or employment of the Adviser and its affiliates.

Item 32.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Corsair Opportunity Fund, 366 Madison Avenue, 12th Floor, New York, New York 10017;

(2)	the Administrator, UMB Fund Services, Inc., 803 West Michigan Street, Milwaukee WI, 53233; and

(2)	the Adviser, Corsair Capital Management, L.P., 366 Madison Avenue, 12th Floor, New York, New York 10017.

Item 33.	Management Services

Except as described or in the SAI under the caption "Investment Advisory and Other Services" and "General Information," the Registrant is not a party to any management service related contract.

Item 34.	Undertakings

The Registrant undertakes to suspend the offering of its shares until it amends its Prospectus if: (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

The Registrant additionally undertakes, pursuant to Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"), as follows:

(1)  To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(a) To include any  prospectus  required by Section 10(a)(3) of the 1933 Act;

(b) To reflect in the Prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective  amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(c) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2)  That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(3)  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 12th day of November, 2014.

CORSAIR OPPORTUNITY FUND

By:	/s/ Jay Petschek
Jay Petschek
Title: Chief Executive Officer

Pursuant to  requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated.

Signature	Title	Date

/s/ Jay Petschek	Chief Executive Officer	November 12, 2014
Jay Petschek

/s/ Thomas Hess	Chief Financial Officer, Chief Compliance Officer and Trustee	November 12, 2014
Thomas Hess

/s/ Kenneth Rochlin	Trustee	November 12, 2014
Kenneth Rochlin

/s/ Gil Sadka	Trustee	November 12, 2014
Gil Sadka